EXHIBIT 32.2

CERTIFICATION OF CHIEF FINANCIAL OFFICER

PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002 (18 U.S.C. 1350)

In connection with the Quarterly Report on Form 10-Q for the period ended September 30, 2013 (the “Report”) of New Mountain Finance Holdings, L.L.C., New Mountain Finance Corporation and New Mountain Finance AIV Holdings Corporation (the “Registrants”), as filed with the Securities and Exchange Commission on the date hereof, I, David M. Cordova, the Chief Financial Officer of the Registrants, hereby certify, to the best of my knowledge, that:

(1)                                 The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)                                 The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrants.

/s/ DAVID M. CORDOVA

Name:	David M. Cordova
Date:	November 12, 2013